SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 5, 2001


                          NORFOLK SOUTHERN CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)

             Virginia                    1-8339                  52-1188014
-------------------------------   -----------------------    -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
          incorporation)                                     Identification No.)

               Three Commercial Place
                  Norfolk, Virginia                       23510-9241
     (Address of principal executive offices)             (Zip Code)

                                 (757) 629-2680
                        -------------------------------
                        (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.           Other Events.

      On July 5, 2001, Norfolk Southern Corporation (the "Corporation") issued and sold $250,000,000 aggregate principal amount of its Floating Rate Senior Notes due July 7, 2003 (the "Securities"). The Securities were issued pursuant to the Corporation's Underwriting Agreement, dated June 29, 2001 (the "Base Underwriting Agreement") and the Pricing Agreement, dated June 29, 2001 (the "Pricing Agreement" and, together with the Base Underwriting Agreement, the "Underwriting Agreement") between the Corporation and Merrill Lynch and Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the underwriter (the "Underwriter") named in the Pricing Agreement, which Pricing Agreement incorporates in its entirety all the provisions of the Base Underwriting Agreement. The Securities were issued under the Indenture, dated as of January 15, 1991, between the Corporation and U.S. Trust Bank National Association, formerly known as First Trust of New York, National Association, as successor trustee (the "Trustee"), as supplemented by a First Supplemental Indenture, dated as of May 19, 1997, between the Corporation and the Trustee, a Second Supplemental Indenture, dated as of April 26, 1999, between the Corporation and the Trustee, a Third Supplemental Indenture, dated as of May 23, 2000, between the Corporation and the Trustee, a Fourth Supplemental Indenture, dated as of February 6, 2001, between the Corporation and the Trustee, and a Fifth Supplemental Indenture, dated as of July 5, 2001, between the Corporation and the Trustee.

ITEM 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  c)      Exhibits:

                          1.1(a)   Base Underwriting Agreement of the
                                   Corporation, dated June 29, 2001.

                          1.1(b) Pricing Agreement, dated June 29, 2001, between the Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the Underwriter named in the Pricing Agreement.

                          4.1 Fifth Supplemental Indenture, dated as of July 5, 2001, between the Corporation and U.S. Bank Trust National Association, as Trustee.

                          5.1 Opinion of Joseph C. Dimino, Esq., General Counsel-Corporate of the Corporation.

                          5.2 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Corporation.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2001                          NORFOLK SOUTHERN CORPORATION
                                                    (Registrant)

                                             By: /s/ Reginald J. Chaney
                                                 --------------------------
                                                 Reginald J. Chaney
                                                 Assistant Corporate Secretary



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


                                  EXHIBIT INDEX

         Exhibit
         Number                                      Description
         -------                                     -----------

         1.1(a) Base Underwriting Agreement of the Corporation, dated June 29, 2001.

         1.1(b) Pricing Agreement, dated June 29, 2001, between the Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the Underwriter named in the Pricing Agreement.

         4.1 Fifth Supplemental Indenture, dated as of July 5, 2001, between the Corporation and U.S. Bank Trust National Association, as Trustee.

         5.1 Opinion of Joseph C. Dimino, Esq., General Counsel-Corporate of the Corporation.

         5.2 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Corporation.



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